SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    July 10, 2009

WINDTAMER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-53510	16-1610794
(Commission File Number)	(IRS Employer Identification No.)

6053 Ely Avenue, Livonia, New York	14487
(Address of Principal Executive Offices)	(Zip Code)

(585) 346-6442

(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01    Entry into a Material Definitive Agreement.

On July 10, 2009, WindTamer Corporation (the “Company”) entered into a Lock-Up Agreement with Gerald E. Brock (Chief Executive Officer and a director of the Company), in the form attached as Exhibit 10.2 hereto, Jesse Brock (a former consultant to the Company and son of Gerald E. Brock) in the form attached as Exhibit 10.4 hereto, Eugene R. Henn (a director of the Company) George Naselaris (a director of the Company), Anthony C. Romano, Jr. (a director of the Company) each in the form attached as Exhibit 10.1 hereto, and John Schwartz (Chief Operating Officer of the Company) in the form attached as Exhibit 10.3 hereto.

Among other things, and subject to certain exceptions, under the Lock-Up Agreements these individuals have agreed that they will not directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock, or securities convertible into or exchangeable or exercisable for any shares of Common Stock.  The restrictions with respect to each individual other than Mr. Brock commence on the date that the Common Stock of the Company begins trading on any of the OTC Bulletin Board, an over-the-counter market, any national securities exchange or quotation service or otherwise, and until twelve months from such date.  The restrictions with respect to Mr. Brock last for 18 months from such date.  The Lock-Up Agreement for Mr. Schwartz also provides for the ability to make limited sales during the lock-up period such that he may, subject to the Company’s Insider Trading Policy, sell (1) shares up to $50,000 in gross proceeds between the six-month and nine-month anniversaries of the effective date but in no event more than 50,000 shares, and (2) shares up to $50,000 in gross proceeds between the nine-month and twelve-month anniversaries of the effective date but in no event more than 50,000 of the shares. The Lock-up Agreement for Jesse Brock applies to shares acquired after July 7, 2009, not underlying current options. It provides for the ability to make limited sales during the lock-up period such that he may, subject to the Company’s Insider Trading Policy, sell (1) shares up to $250,000 in gross proceeds between the six-month and twelve-month anniversary of the effective date but in no event more than 250,000 shares, (2) shares up to $250,000 in gross proceeds between the twelve-month and eighteen-month anniversary of the effective date but in no event more than 250,000 shares, (3) any or all of the 200,000 shares held by him as of July 7, 2009, and (4) any or all of the 400,000 shares acquired upon the exercise of stock options held as of July 7, 2009 (where shares sold pursuant to (3) or (4) will not be applied to (1) and (2)).

Forward-Looking Statements

The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby.  These forward-looking statements include, but are not limited to, statements regarding the expected listing of the Company’s Common Stock and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” or similar expressions. Forward-looking statements deal with the Company’s current plans, intentions, beliefs and expectations. Investors are cautioned that all forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.  As a result, there can be no assurance that any or all of the plans, orders, anticipated sales and expectations described in these forward-looking statements will be completed or realized.  Many of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission (the “SEC”), and in any subsequent reports filed with the SEC, all of which are available at the SEC’s website at www.sec.gov.  These include without limitation the risk that the Company’s Common Stock does not become listed. All forward-looking statements speak only as of the date of this report and the Company undertakes no obligation to update such forward-looking statements.

Item 9.01

(d)           Exhibits

Exhibit Number	Description

10.1	Form of Lock-Up Agreement for Eugene R. Henn, George Naselaris and Anthony C. Romano, Jr., each dated as of July 10, 2009.

10.2	Lock-Up Agreement for Gerald E. Brock dated as of July 10, 2009.

10.3	Lock-Up Agreement for John Schwartz dated as of July 10, 2009.

10.4	Lock-Up Agreement for Jesse Brock dated as of July 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDTAMER CORPORATION

Date: July 15, 2009	/s/ Gerald E. Brock
	Name:	Gerald E. Brock
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Lock-Up Agreement for Eugene R. Henn, George Naselaris and Anthony C. Romano, Jr., each dated as of July 10, 2009.

10.2	Lock-Up Agreement for Gerald E. Brock dated as of July 10, 2009.

10.3	Lock-Up Agreement for John Schwartz dated as of July 10, 2009.

10.4	Lock-Up Agreement for Jesse Brock dated as of July 10, 2009.